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                                                                 EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into 4-D Neuroimaging's previously filed Form S-8 No. 33-60743, No. 33-61057, No. 33-32260, No. 33-33179
and No. 33-68136.





/s/ARTHUR ANDERSEN LLP

San Diego, California
January 10, 2001